UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 24, 2003




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



Delaware                      1-9566                    95-4087449
--------                      ------                    ----------
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,           90401-1490
  -------------------------------------------------           ----------
         (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code: (310) 319-6000














                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         99.0     Monthly Financial Data as of June 30, 2003 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of June 30, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                        S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         FIRSTFED FINANCIAL CORP.



Dated: July 24, 2003                           By:/s/ Douglas J. Goddard
                                                  ----------------------
                                                      Douglas J. Goddard
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                          Page

99.0     Monthly Financial Information as of June 30, 2003     4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                       As of, for         As of, for         As of, for       As of, for the       As of, for the
                                       the month         the month           the month        6 months ended       6 months ended
                                     ended June 30,       ended May 31,     ended June 30,        June 30,             June 30,
                                          2003               2003               2002                2003                 2002
                                          ----               ----               ----                ----                 ----

Cash and investment securities       $        114,609  $         159,020  $         174,188  $          114,609   $          174,188
Total assets                         $      4,461,127  $       4,468,261  $       4,408,121  $        4,461,127   $        4,408,121

LOANS:
Total mortgage-backed securities     $        168,937  $         175,009  $         235,148  $          168,937   $          235,148
Total loans, net                     $      4,040,668  $       4,003,518  $       3,856,323  $        4,040,668   $        3,856,323

Loans originated/purchased:
  Single family loans                $        135,027  $         109,404  $          52,361  $          754,445   $          298,426
  Multi-family loans                           26,872             62,229             27,089             248,664              237,821
  Commercial real estate loans                    970                  -              6,200              15,281               37,247
  Other                                         1,780              5,214              2,746              28,684               14,070
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        164,649  $         176,847  $          88,396  $        1,047,074  $           587,564
                                        ==============    ===============    ===============    ================     ===============

Percentage of ARMs originated:                    64%                61%                39%                 65%                  42%

Loan repayments:
  Single family loans                $         91,400  $          81,741  $          57,090  $          485,384   $          516,575
  Multi-family and commercial real
     estate loans                              41,777             46,517             22,778             276,413              154,494
  Other                                         3,348              3,149             12,798              27,637               65,126
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        136,525  $         131,407  $          92,666  $          789,434  $           736,195
                                        ==============    ===============    ===============    ================     ===============

Loans sold                           $          7,093  $           4,058  $           3,795  $           62,133  $            34,233

Average rate on loans
   originated/purchased                         4.94%              4.90%              5.79%               5.04%                6.15%
Percentage of portfolio in
   adjustable rate loans                       72.87%             72.60%             69.47%              72.87%               69.47%
Non-performing assets
   to total assets                              0.09%              0.09%              0.11%               0.09%                0.11%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,424,000  $       1,419,000  $       1,342,000  $        1,424,000  $         1,342,000
Reverse
repurchase                           $        139,725  $         139,725  $         176,131  $          139,725  $           176,131
   agreements

DEPOSITS:
Retail deposits                      $      2,410,034  $       2,391,719  $       2,164,087  $        2,410,034  $         2,164,087
Wholesale deposits                             70,484             95,052            336,177              70,484              336,177
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $      2,480,518  $       2,486,771  $       2,500,264  $        2,480,518  $         2,500,264
                                        ==============    ===============    ===============    ================     ===============

Net increase (decrease)              $         (6,253) $           28,091 $          (9,042) $          (64,515) $          (52,743)

AVERAGE INTEREST RATES:
Yield on loans                                  5.54%              5.58%              6.04%               5.72%                6.29%
Yield on investments                            0.46%              1.92%              4.77%               2.70%                3.30%
Yield on earning assets                         5.39%              5.47%              6.00%               5.63%                6.15%
Cost of deposits                                1.55%              1.56%              2.44%               1.72%                2.64%
Cost of borrowings                              3.22%              3.24%              4.35%               3.38%                4.54%
Cost of money                                   2.19%              2.21%              3.16%               2.33%                3.39%
Earnings spread                                 3.20%              3.26%              2.84%               3.30%                2.76%
Effective net spread                            3.33%              3.40%              3.00%               3.45%                2.93%
